Semiannual Report
June 30, 1997
Mid-Cap Equity Growth Fund

Dear Investor

After a dull first quarter, stocks surged during the second. Mid-cap stocks participated in the rebound but lagged behind their larger brethren by significant margins for the past six months and since the fund's inception July 31, 1996. Moreover, mid-cap growth stocks, exemplified by your fund, in turn trailed mid-cap value stocks for both periods, which was the primary reason the fund lagged its mid-cap benchmarks in recent months.

In ordinary times, we would be very satisfied with your fund's return since inception. After all, the Mid-Cap Equity Growth Fund's absolute gain of 22.91% for just 11 months is well above the stock market's historical norm for annual periods. However, the extraordinary advance of the unmanaged Standard & Poor's 500 Stock Index, led primarily by large blue chip companies, makes us feel as though we were not invited to the party.

Performance Comparison
                                             Since
                                         Inception
Periods Ended 6/30/97       6 Months       7/31/96
_______________________________________________________________

Mid-Cap
Equity Growth Fund              5.87%        22.91%

S&P MidCap Index               12.99         32.28

Lipper Mid Cap
Funds Average                   9.09         25.29

S&P 500 Index                  20.61         40.93

Market Environment

Stock market investors have been treated to exemplary returns against the best market backdrop in years. The economic expansion is in its seventh year and, after growing a little too fast in the first quarter of 1997, seems to have moderated recently. Thus, we have an ideal environment where the economy is growing fast enough to accommodate good corporate earnings growth, yet slow enough to allay fears of an impending inflationary surge. The U.S. inflation rate appears benign and has actually declined slightly in spite of a reasonably tight job market. In Washington, politicians are still squabbling, but there appears to be a movement by both parties toward the middle of the political spectrum, at least on economic issues. Both parties appear to agree on some measure of capital gains tax reduction. Meanwhile, the federal budget deficit has declined so fast that extrapolating budget surpluses in the years ahead may no longer be a fantastic notion. Globally, we are in the midst of a relatively peaceful period in which capitalism and democracy are ascendent. Consumer confidence is at record highs, and individual investors continue to pour money into equity mutual funds. Despite vibrant demand for new equity offerings, corporate stock buybacks and record merger and acquisition activity are retiring stock as fast as it is issued.

After 1995 and 1996, when the S&P 500 posted a cumulative gain of 69.7%-its third-best two-year return in six decades-many observers, ourselves included, believed the market was due for a pause. While the market did correct almost 10% in March and April, it raced back to close with a strong gain for the first half of 1997. Large-cap companies led the way, as investors continued to be enamored of franchise brands like Coca-Cola, Procter & Gamble, and GE. Small and mid-cap companies lagged the rally by a significant margin. In the mid-cap sector, value performed better than growth, an anomalous situation because the reverse was true in the large-cap arena.

Portfolio Review

The portfolio had less divergence than usual among industry groups in the first half, though significant volatility led to notable contributions and detractions. Three retailers were among the fund's top 10 contributors in the first half of 1997. General Nutrition, the nation's largest retailer of vitamin and other health-related products, was the fund's top performer as the company rebounded from a temporary sales slowdown in mid-1996. Costco Companies, the nation's leading warehouse club operator, and Kohl's, a major discount department store, also reported strong earnings gains and performed well. For the 11 months since inception, Cooper Cameron, Smith International, and Camco International were some of our best contributors. These energy service companies benefited from extremely strong demand for products and services that assist oil exploration and production companies in the drilling process.

Unfortunately, gains from these stocks were offset by several very disappointing stocks. Foremost was Mercury Finance, a leader in used car automobile lending. Along with other investors, we were victimized by suspected management fraud and manipulation of financial statements and are seeking redress through legal action. The fund was also hurt in the first half by its position in Boston Chicken, a restaurant operator whose stock fell when an unanticipated sales slowdown precipitated a reevaluation by investors of what was, in hindsight, an overly aggressive expansion plan and a problematic financial structure. Corporate Express, a distributor of office-related products, also performed poorly after reporting disappointing earnings in the first quarter.

The market has not treated the mid-cap growth sector well over the last year, but it is worth noting that corporate buyers do appear to recognize value in the sector as takeover activity in our portfolio is easily at its highest level in five years. Portfolio companies acquired in the last several quarters included ADT, Revco, Eckerd, Oxford Resources, Career Horizons, Cascade Communications, and Vivra. The acquisition of Palmer Wireless is pending. We do not actively purchase companies we believe may be acquired, but we do view this flurry of activity as a reaffirmation of the current relative attractiveness of the mid-cap sector.

Your fund remains well diversified across sectors. We have made only modest changes in the last six months, as shown in the table.

Sector Diversification

                            12/31/96       6/30/97
_____________________________________________________________

Financial                         10%           10%

Health Care                        9            10

Consumer                          19            18

Technology                         8             7

Business Services                 28            28

Energy                             6             7

Industrial                         8            10

Basic Materials                    2             2

Reserves                          10             8
______________________________________________________________

Total                                          100%    100%

Outlook

As mentioned earlier, a combination of factors-moderate domestic economic growth, low inflation and interest rates, growing corporate earnings, rapidly declining budget deficits, and a benign global political environment-present a very favorable backdrop for the stock market, in our opinion. It is difficult to envisage a major stock market setback in this context. However, stock valuations are high by historical standards using benchmarks such as price/earnings ratios, price/book value ratios, and dividend yields. The Leuthold Group reports that the 15-year compound annual return for the S&P 500 as of June 30 was 18.8%, the best such period ever recorded, far above the 10.7% 1926-to-date median.
Perhaps we have entered a "new era" of peace and prosperity. However, students of the stock market know from experience that the most dangerous phrase in the language is "this time it's different." After all, the stock market reflects human emotion, which can vary greatly over long periods.

It is interesting to note that small and mid-cap stocks often lead in the latter stages of bull markets, yet this has not been the case recently. Nevertheless, with blue chip stocks trading at price/earnings ratios well above their growth rates, it is possible the sector many now consider the "safest"-the large blue chips-may actually be the riskiest. While we are not sure what catalyst may come along to change the leadership of the market, the relative values in the mid-cap sector appear attractive, though absolute valuations are high by historical standards.

We remain optimistic about the long-term prospects for mid-cap companies. The aggregate underlying growth rate of our portfolio companies is well in excess of the market as a whole, yet the price/earnings ratio is only modestly higher than the market and well below many of the blue chip leaders. Over the long run, we believe your fund is well positioned to achieve attractive returns.

Respectfully submitted,

Brian W. H. Berghuis
President and
Chairman of the Investment Advisory Committee

July 22, 1997

Portfolio Highlights
Twenty-Five Largest Holdings

                             Percent of Net Assets
                                           6/30/97
______________________________________________________________

ACE Limited                                    2.1%

Warnaco Group                                  2.0

TriMas                                         1.8

Danaher                                        1.8

Smith International                            1.7

Interim Services                               1.7

Franklin Resources                             1.6

Camco International                            1.6

BE Aerospace                                   1.6

Gartner Group                                  1.6

Sybron International                           1.5

Great Lakes Chemical                           1.5

JP Foodservice                                 1.5

General Nutrition                              1.5

La Quinta Inns                                 1.4

PartnerRe Holdings                             1.4

Cooper Cameron                                 1.4

Catalina Marketing                             1.4

Teleflex                                       1.4

Ikon Office Solutions                          1.3

Circuit City Stores                            1.3

Money Store                                    1.3

Quorum Health Group                            1.2

Stewart Enterprises                            1.2

360 Communications                             1.2
______________________________________________________________

Total                                                  38.0%

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index.
The index return does not reflect expenses, which have been deducted from the fund's return.

Mid-Cap Equity Growth Fund
Performance Comparison
as of 6/30/97


            Mid-Cap Equity   S&P MidCap    Lipper Mid Cap
              Growth Fund       Index       Funds Average

7/31/96       $ 10,000       $ 10,000        $  10,000
6/97            12,291         13,228           12,529

Total Return

Mid-Cap Equity Growth Fund
Periods Ended 6/30/97

                               Since          Inception
             6 Months      Inception              Date
______________________________________________________________
_______

                5.87%         22.91%           7/31/96

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
Contributions to the Change in Net Asset Value Per Share

Six Months Ended 6/30/97

TEN BEST CONTRIBUTORS
_____________________________________________

General Nutrition           8(cents)

Gartner Group *                    8

Franklin Resources                 8

ADT **                             6

Oxford Resources ***               6

Smith International                5

ACE Limited                        5

Interim Services                   4

Kohl's                             4

Costco Companies                   4
_____________________________________________

Total                      58(cents)
_____________________________________________

    *   Position added
   **   Position eliminated
  ***   Acquired by another company

TEN WORST CONTRIBUTORS
_____________________________________________

Mercury Finance          - 14(cents)

Boston Chicken                    10

Ikon Office Solutions              6

Network General                    5

360 Communications                 5

Scholastic **                      5

Tupperware **                      5

Corporate Express                  4

TVX Gold                           4

American Pad & Paper               4
_____________________________________________

Total                    - 62(cents)
_____________________________________________

Financial Highlights
T. Rowe Price Mid-Cap Equity Growth Fund
(Unaudited)

                                    For a share outstanding
                                     throughout each period

                                       6 Months     7/31/96
                                          Ended     Through
                                        6/30/97    12/31/96

NET ASSET VALUE

Beginning of period                    $  11.59   $   10.00

Investment activities
     Net investment income                    -        0.02*
     Net realized and
     unrealized gain (loss)                0.68        1.59

     Total from
     investment activities                 0.68        1.61

Distributions
     Net investment income                    -       (0.02)

NET ASSET VALUE

End of period                          $  12.27   $   11.59
                                   ________________________

Ratios/Supplemental Data

Total return                              5.87%*     16.10%*

Ratio of expenses to
average net assets                        0.85%*!     0.85%*!

Ratio of net investment
income to average
net assets                                0.02%*!     0.43%*!

Portfolio turnover rate                   44.4%!      31.3%!

Average commission rate paid           $ 0.0470   $  0.0402

Net assets, end of period
(in thousands)                         $ 29,957   $  14,367

* Excludes expenses in excess of a 0.85% voluntary expense limitation in effect through 12/31/97.
!   Annualized.

The accompanying notes are an integral part of these financial statements.

Statement of Net Assets
T. Rowe Price Mid-Cap Equity Growth Fund
June 30, 1997 (Unaudited)

                                       Shares/Par     Value
                                               In thousands

Common Stocks  92.0%

FINANCIAL  9.6%

Insurance  4.5%

ACE Limited                               8,500   $     628

PartnerRe Holdings ADR                   11,300         431

PMI Group                                 4,500         280

                                                      1,339

Financial Services  5.1%

Fairfax Financial (CAD) *                 1,100         319

Franklin Resources                        6,800         494

Mercury Finance                          11,200          27

Money Store                              13,500         386

Nationwide Financial
Services (Class A)                       11,600         308

                                                      1,534

Total Financial                                       2,873

HEALTH CARE  10.0%

Biotechnology  2.1%

Biogen *                                  8,900         302

Gilead Sciences *                        11,300         313

                                                        615

Medical Instruments and
Devices  3.2%

St. Jude Medical *                        8,500         331

Sybron International *                   11,500         459

United States Surgical                    4,900         182

                                                        972
Health Care Services  4.7%

Apria Healthcare *                        3,100          55

Cardinal Health                           4,800         275

Covance *                                18,400         355

Quest Diagnostics *                      16,900         348

Quorum Health Group *                    10,500         374

                                                      1,407

Total Health Care                                     2,994

CONSUMER  16.9%

Soft Goods Retailers  2.2%

Gymboree *                               14,700         353

Kohl's *                                  5,900         312

                                                        665
Hard Goods Retailers  5.0%

Circuit City Stores                      10,900   $     387

Costco Companies *                        9,600         316

General Nutrition *                      15,600         436

Waban *                                  11,300         364

                                                      1,503

Consumer Non-Durables  3.2%

American Pad & Paper *                   13,400         226

Consolidated Cigar
Holdings *                                  700          20

Culligan Water
Technologies *                            3,000         134

Warnaco Group
(Class A)                                18,600         593

                                                        973
Restaurants  1.5%

Boston Chicken *                         11,700         163

Outback Steakhouse *                     11,300         273

                                                        436
Entertainment  1.2%

Royal Caribbean Cruises                  10,200         356

                                                        356
Consumer Services  3.8%

CUC International *                      12,700         328

La Quinta Inns                           19,700         431

Stewart Enterprises
(Class A)                                 8,900         373

                                                      1,132

Total Consumer                                        5,065

TECHNOLOGY  7.2%

Computer Software  3.0%

BMC Software *                            6,200         344

Intuit *                                  5,300         121

PLATINUM Technology *                    10,200         136

Synopsys *                                7,900         292

                                                        893

Networking and Telecom Equipment  1.6%

Anixter International *                   8,400         144

Cascade Communications *                  5,600         155

Network General *                        11,800         175

                                                        474

Semiconductors  2.6%

Analog Devices *                          9,200         244

Maxim Integrated Products *               5,100         290

Xilinx *                                  5,100   $     250

                                                        784

Total Technology                                      2,151

BUSINESS SERVICES  27.5%

Telecom Services  5.1%

360 Communications *                     21,400         366

Aerial Communications *                   8,200          71

Comcast (Class A Special)                14,700         314

Cox Communications
(Class A) *                              12,100         290

Omnipoint *                               9,700         161

Palmer Wireless *                        12,000         203

Vanguard Cellular
(Class A) *                               9,600         133

                                                      1,538

Computer Services  6.6%

Affiliated Computer
Services (Class A) *                     11,800         330

BDM International *                      12,400         284

Checkfree *                              10,200         180

DST Systems *                            10,200         340

National Data                             7,300         316

Sterling Commerce *                       5,600         184

SunGard Data Systems *                    7,300         339
                                                      1,973

Distribution  6.0%

Corporate Express *                      21,900         315

Ikon Office Solutions                    15,900         397

JP Foodservice *                         15,200         436

MSC *                                     8,000         321

Richfood Holdings                        13,200         343

                                                      1,812
Media and Advertising  3.4%

ADVO *                                    5,100          83

Catalina Marketing *                      8,700         418

Jacor Communications *                    5,000         192

Outdoor Systems *                         8,400         320

                                                      1,013
Environmental  1.7%

Republic Industries *                     7,000         174

USA Waste Services *                      8,400         325

                                                        499

Miscellaneous Business Services  4.7%

Fastenal                                  3,900   $     191

Gartner Group (Class A) *                13,000         467

HFS *                                     4,300         249

Interim Services *                       11,300         503

                                                      1,410

Total Business Services                               8,245

ENERGY  6.8%

Exploration and Production  0.9%

United Meridian *                         9,000         270

                                                        270

Energy Services  5.9%

Camco International                       9,000         493

Cooper Cameron *                          9,000         421

Smith International *                     8,500         516

Weatherford Enterra *                     8,800         339

                                                      1,769

Total Energy                                          2,039

INDUSTRIAL  9.7%

Defense & Aerospace  1.6%

BE Aerospace *                           14,800         467

                                                        467

Auto Related  1.2%

OEA                                       9,000         355

                                                        355
Specialty Chemicals  1.9%

Great Lakes Chemical                      8,700         456

Polymer Group *                           6,700         108

                                                        564
Machinery  5.0%

Danaher                                  10,700         544

Teleflex                                 13,000         406

TriMas                                   19,700         554

                                                      1,504

Total Industrial                                      2,890

BASIC MATERIALS  2.5%

Mining  2.5%

Battle Mountain Gold
(Class A)                                46,500         265

Cambior                                  22,400   $     253

TVX Gold *                               45,800         243

Total Basic Materials                                   761

Miscellaneous Common Stocks  1.8%                       550

Total Common Stocks (Cost  $25,203)                  27,568

Short-Term Investments  8.7%

Repurchase Agreements**  4.7%

Investments in Repurchase
Agreements through a Joint
Account, Dated 6/30/97, 5.80%
Delivery Value $1,386,263
on 7/1/97                              $1,386,040     1,386

                                                      1,386
U.S. Government Obligations  4.0%

U.S. Treasury Bills,
      4.70%, 7/10/97                  1,200,000       1,198

                                                      1,198

Total Short-Term
Investments
(Cost  $2,584)                                        2,584

Total Investments in Securities
100.7% of Net Assets (Cost $27,787)               $  30,152

Other Assets Less Liabilities                          (195)

NET ASSETS                                        $  29,957
                                                ___________
Net Assets Consist of:

Accumulated net investment income -
net of distributions                              $       3

Accumulated net realized gain/loss -
net of distributions                                     (1)

Net unrealized gain (loss)                            2,365

Paid-in-capital applicable to
2,442,033 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares of the
corporation authorized                               27,590

NET ASSETS                                        $  29,957
                                                ___________

NET ASSET VALUE PER SHARE                         $   12.27
                                                ___________

     *   Non-income producing
    **   Fully collateralized by U.S. government securities
   CAD   Canadian dollar

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Mid-Cap Equity Growth Fund
(Unaudited)
In thousands

                                                   6 Months
                                                      Ended
                                                    6/30/97

Investment Income

Income
    Interest                                      $      70
    Dividend                                             31

    Total income                                        101

Expenses

    Custody and accounting                               55
    Investment management                                24
    Legal and audit                                       5
    Registration                                          4
    Shareholder servicing                                 4
    Directors                                             3
    Prospectus and shareholder reports                    2
    Miscellaneous                                         1

    Total expenses                                       98

Net investment income                                     3

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                  (59)

Change in net unrealized gain or loss on securities   1,833

Net realized and unrealized gain (loss)               1,774

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                            $   1,777

                                                ___________

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Mid-Cap Equity Growth Fund
(Unaudited)
In thousands

                                       6 Months     7/31/96
                                          Ended     Through
                                        6/30/97    12/31/96

Increase (Decrease) in Net Assets

Operations
    Net investment income              $      3   $      10
    Net realized gain (loss)                (59)         72
    Change in net unrealized gain or loss 1,833         532

    Increase (decrease) in net assets from
      operations                          1,777         614

Distributions to shareholders
    Net investment income                     -         (24)

Capital share transactions*
    Shares sold                          14,045      13,650
    Distributions reinvested                  -          16
    Shares redeemed                        (232)          -

    Increase (decrease) in net assets
      from capital share transactions    13,813      13,666

Net equalization                              -          11

Net Assets

Increase (decrease) during period        15,590      14,267
Beginning of period                      14,367         100

End of period                          $ 29,957   $  14,367
                                   ________________________

*Share information
    Shares sold                           1,222       1,228
    Distributions reinvested                  -           2
    Shares redeemed                         (20)          -

    Increase (decrease) in shares outstanding1,202    1,230

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Mid-Cap Equity Growth Fund
June 30, 1997 (Unaudited)

Note 1 - Significant Accounting Policies

Institutional Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Mid-Cap Equity Growth Fund (the fund), a diversified open-end management investment company, is one of the portfolios established by the corporation and commenced operations on July 31, 1996.

Valuation Equity securities are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices.

Short-term debt securities are valued at amortized cost which, when combined with accrued interest, approximates fair value.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are trans-lated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Effective January 1, 1997, the fund discontinued its practice of equalization. The results of operations and net assets were not affected by this change.

Note 2 - Investment Transactions

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Repurchase Agreements The fund, and other affiliated funds, may transfer uninvested cash into a joint account, the daily aggregate balance of which is invested in one or more overnight repurchase agreements. All repurchase agreements purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity and are fully collaterallized by U.S. government securities. Collateral is in the possession of the fund's custodian and is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counter-party fails to perform in accordance with the terms of the agreement.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $17,483,000 and $4,618,000, respectively, for the six months ended June 30, 1997.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $27,787,000, and net unrealized gain aggregated $2,365,000, of which $3,588,000 related to appreciated investments and $1,223,000 to depreciated investments.

Note 4 - Related Party Transactions

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $8,000 was payable at June 30, 1997. The fee is computed daily and paid monthly, and is equal to 0.60% of average daily net assets.

Under the terms of the investment management agreement, the manager is required to bear any expenses through December 31, 1997, which would cause the fund's ratio of expenses to average net assets to exceed 0.85%. Thereafter, through December 31, 1999, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.85%. Pursuant to this agreement, $45,000 of management fees were not accrued by the fund for the six months ended June 30, 1997. Additionally, $48,000 of unaccrued 1996 management fees and expenses are subject to reimbursement through December 31, 1999.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $34,000 for the six months ended June 30, 1997, of which $7,000 was payable at period-end.

T. Rowe Price Mid-Cap Equity Growth Fund